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                                                                 EXHIBIT 10.11

                               SECURITY AGREEMENT

         This Security Agreement ("AGREEMENT") is dated as of the 22nd day of December 1999, and is executed by CRAGAR INDUSTRIES, INC., a Delaware corporation ("Debtor"), in favor of xxxxxxxxx, ("SECURED PARTY"). Capitalized terms used herein but not otherwise defined herein are used with the meanings set forth in that certain Loan and Security Agreement (as it may be amended and modified from time to time) ("LOAN AGREEMENT") dated as of April 21, 1998, between Debtor and NATIONSCREDIT COMMERCIAL CORPORATION, THROUGH ITS NATIONSCREDIT COMMERCIAL FUNDING DIVISION ("Lender").

         1. For valuable consideration, and to secure the performance of the obligations hereinafter described, Debtor hereby assigns to Secured Party, and grants to Secured Party, pursuant to Article 9 of the Uniform Commercial Code as adopted in Arizona, a security interest in and to the goods and property described in EXHIBIT A attached hereto and incorporated herein by this reference (all of which shall be collectively referred to herein as "COLLATERAL").

         2. This Agreement and the security interest created hereby are given for the purpose of securing: (a) any and all rights of subrogation of Secured Party against Debtor arising as a result of the exercise by Secured Party of its rights and remedies under that certain Promissory Note (as it may be amended and modified from time to time) dated as of December 22, 1999, between Secured Party and Debtor; (b) performance of each agreement of Debtor herein contained; (c) payment and performance of any additional existing or future obligations of Debtor to Secured Party when evidenced by a writing or writings reciting that they are so secured; and (d) any and all amendments, modifications, increases, renewals and/or extensions of any of the foregoing.

         3. Debtor represents, warrants and agrees that: (a) Debtor has and will continue to have full title to the Collateral free from any liens, leases, encumbrances, defenses or other claims except for those provided under previously executed and duly filed Security Agreements and to Pledgors under the Pledge Agreements made a part of the Loan Agreement; (b) Debtor will execute all documents (including financing statements and motor vehicle title applications) and take such other action as Secured Party deems necessary to create and perfect a security interest in the Collateral; (c) Debtor will, at its sole cost and expense, defend any claims that may be made against the Collateral, except for those made by Secured Party pursuant to the Promissory Note, other secured creditors pursuant to their respective lending agreements and Pledgors under the Pledge Agreements; (d) the Collateral shall be kept at, upon or about Debtor's address set forth herein, and Debtor will not, without Lender's, Pledgors' other secured parties'and Secured Party's prior written consent, part with possession of; transfer, sell, lease, encumber, conceal or otherwise dispose of the Collateral or any interest therein, except in the normal course of business; (e) the Collateral will be maintained in good condition and repair, and will not be knowingly used in violation of any applicable laws, rules or regulations; (f) Debtor will pay and discharge all taxes and liens on the Collateral prior to delinquency; (g) Debtor will maintain insurance on the Collateral covering such risks and in such form and amount as may be required by Secured Party from time to time, with insurers satisfactory to Secured Party and with loss payable to Secured Party as its interest may appear, and upon request Debtor will deliver the original of such policy or policies to Secured Party; (h) Debtor will permit Secured Party to inspect the Collateral and Debtor's books and records pertaining thereto at any time; and (i) the Collateral will at all times remain personal property.

         4. With respect to any of the Collateral consisting of accounts, rights to payment, accounts receivable, and the like (collectively, the "RECEIVABLES"), Debtor further represents, warrants and agrees that to the best of Debtor's knowledge and belief: (i) the Receivables are genuine, valid and enforceable in accordance with

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their terms, and are not subject to any defenses, offsets or other claims;
(ii) Debtor has full title to the Receivables, and has not heretofore transferred, conveyed, encumbered, assigned or released any interest therein, except as provided in the Loan Agreements and the Pledge Agreements; and
(iii) Debtor will take all steps necessary to preserve and maintain the Receivables and Debtor's interest therein.

         5. Secured Party may, from time to time, request from obligors indebted on the Collateral, if any, information concerning the same.

         6. In the event that Debtor shall fail to perform any obligation hereunder, Secured Party may, but shall not be obligated to, perform the same, and the cost thereof shall be payable by Debtor to Secured Party immediately and without demand, and shall bear interest at the rate of 12% per annum.

         7. Secured Party may, in the event of default by Debtor in so doing, pay taxes, assessments, liens, fees, charges or encumbrances, or order and pay for repairs or spend any amounts necessary to maintain the Collateral in Debtor's exclusive possession and in good condition and repair, and all amounts expended by Secured Party shall, with interest thereon at the rate of 12% per annum, constitute an indebtedness of Debtor to Secured Party secured by the Collateral and by the terms of this Agreement and shall be immediately due and payable, but no such act or expenditure by Secured Party shall relieve Debtor from the consequences of such default.

         8. There shall be a "DEFAULT" or "EVENT OF DEFAULT" hereunder upon the occurrence of any of the following events: (a) any "EVENT OF DEFAULT", as such term is defined in the Promissory Note; or (b) any "EVENT of DEFAULT", as such term is defined in the Loan Agreement; or (c) any "EVENT OF DEFAULT", as such term is defined in the Pledge Agreement; or (d) the breach of any representation and warranty contained herein; or (e) the breach of any of the terms, conditions or covenants contained herein.

          9. Upon the occurrence of any default or event of default hereunder, all obligations secured hereby shall, at Secured Party's option, immediately become due and payable without notice or demand, and Secured Party shall have in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies which Secured Party may have under law, all rights and remedies of a secured party under the Uniform Commercial Code and in addition the following rights and remedies, all of which may be exercised with or without further notice to Debtor: (a) to settle, compromise or release on terms acceptable to Secured Party, in whole or in part, any amounts owing on the Collateral; b) to enforce payment and prosecute any action or proceeding with respect to any and all of the Collateral; (c) to extend the time of payment, make allowances and adjustments and issue credits in Secured Party's name or in the name of Debtor; (d) to foreclose the liens and security interests created under this Agreement or under any other agreement relating to the Collateral by any available judicial procedure or without judicial process; (e) to enter any premises where any Collateral may be located for the purpose of taking possession of or removing any Collateral; (f) to remove from any premises where any Collateral may be located, the Collateral and any and all documents, instruments, files and records relating to the Collateral, and Secured Party may, at Debtor's cost and expense, use the supplies and space of Debtor at any or all of its places of business as may be necessary or appropriate to properly administer and control the Collateral or the handling of collections and realizations thereon; and (g) to sell, assign, lease, or otherwise dispose of the Collateral or any part thereof, either at public or private sale, in lots or in bulk, for cash, on credit or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to Secured Party, all at Secured Party's sole option and as Secured Party in its sole discretion may deem advisable. Debtor irrevocably appoints Secured Party its true and lawful attorney in fact, which appointment is coupled with an interest, for purposes of accomplishing any of the foregoing. The net cash proceeds resulting from the collection, liquidation, sale, lease or other disposition of the Collateral shall be applied, first, to the expenses (including

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reasonable attorneys fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all obligations and indebtedness secured hereby. Such proceeds shall be applied to particular obligations and indebtedness, or against principal or interest, in Secured Party's absolute discretion. Debtor will, at Secured Party's request, assemble all Collateral and make it available to Secured Party at such place or places as Secured Party may designate which are reasonably convenient to both parties, whether at the premises of Debtor or elsewhere, and will make available to Secured Party all premises and facilities of Debtor for the purpose of Secured Party's taking possession of the Collateral or removing or putting the Collateral in saleable form. Debtor agrees to pay all costs and expenses incurred by Secured Party in the enforcement of this Agreement, including without limitation reasonable attorneys' fees, whether or not suit is filed hereon.

          10. Upon the occurrence of any default or event of default hereunder, Secured Party shall also have the following additional rights and remedies with respect to the Receivables, all of which may be exercised with or without further notice to Debtor: to notify any and all parties to any of the Receivables that the same have been assigned to Secured Party and that all performance thereunder shall thereafter be rendered to Secured Party; to renew, extend, modify, amend, accelerate, accept partial performance on, release, settle, compromise, compound, collect or otherwise liquidate or deal with, on terms acceptable to Secured party, in whole or in part, the Receivables and all of Debtors rights or interest therein; to enter into any other agreement relating to or affecting the Receivables; to enforce performance and prosecute any action or proceeding with respect to any and all of the Receivables, and take or bring, in Secured Party's name or in the name of Debtor, all steps, actions, suits or proceedings deemed by Secured Party necessary or desirable with respect to the Receivables; and to exercise all other rights, powers and remedies of Debtor with respect to the Receivables; provided, however, that Secured Party shall be under no obligation whatsoever to take any of the foregoing actions, and Secured Party shall have no liability or responsibility for any act or omission taken with respect thereto. Debtor hereby nominates and appoints Secured Party as attorney-in-fact to perform all acts and execute all documents deemed necessary by Secured Party in furtherance of the terms hereof.

         11. If this Security Agreement is given to secure obligations of any person or entity other than that of Debtor (such person or entity being hereinafter referred to as "Principal"), Debtor waives notice of default, presentment, demand for payment, protest, notice of protest, notice of nonpayment or dishonor, and all other notices and demands of any kind whatsoever; and Debtor consents and agrees that Secured Party may, from time to time, without notice or demand and without affecting the enforceability or security hereof: (a) take, alter, enforce or release any additional security for the obligations secured hereby; (b) renew, extend, modify, amend, accelerate, accept partial payments on, release, settle, compromise, compound, collect or otherwise liquidate the obligations secured hereby or any security therefor, and bid and purchase at any sale; (c) release or substitute Principal or any guarantors of the obligations secured hereby; or
(d) amend, modify, waive, supplement or terminate the Loan Agreement or any of the Loan Documents. Upon the occurrence of a default or an event of default hereunder, Secured Party may enforce this Agreement independently of any other remedy or security Secured Party may at any time hold in connection with the obligations secured hereby, and it shall not be necessary for Secured Party to proceed upon or against, and/or exhaust, any other remedy or security before proceeding to enforce this Agreement. Until all obligations secured hereby are paid in full, Debtor waives all right of subrogation and all rights and remedies that Debtor may have or be able to assert by reason of the laws of the State of Arizona pertaining to the rights and remedies of sureties including, without limitation, A.R.S. Sections 12-1641 through 12-1646, and Arizona Rules of Civil Procedure 17(f).

         12. Debtor further represents and warrants:

               (a) The Collateral will be kept at Debtor's principal places of business:

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                    4636 North 43rd Avenue Phoenix, Arizona 85031

               (b) Debtor shall promptly notify Secured Party in writing of any change in location of the Collateral, Debtor's place or places of business.

               (c) Debtor hereby acknowledges express intent to hereby waive and abandon all personal property exemptions granted by law upon the goods which are the subject of this Agreement. NOTICE: By signing this Agreement, Debtor waives all rights provided by law to claim such goods exempt from process.

          13. This Agreement may not be altered or amended except with the written consent of each of the parties. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, assigns and successors. The term "SECURED PARTY" shall mean the holder and owner, including any pledgee or assignee, of the obligations secured hereby whether or not named as the Secured Party herein.

          14. All of Secured Party's rights and remedies hereunder are cumulative and not exclusive, and are in addition to all rights and remedies provided by law or under any other agreement between Debtor and Secured Party, or otherwise. Where the context permits, the plural term shall include the singular, and vice versa. Where more than one person, partnership, corporation or other entity executes this Agreement as Debtor, their liability hereunder shall be joint and several. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Arizona. Notice of acceptance hereof by Secured Party is hereby waived by Debtor.

         CRAGAR INDUSTRIES, INC., a Delaware corporation,
         "DEBTOR"

         By:
             -------------------------------


         Title:
               -----------------------------

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                                    EXHIBIT A

                             COLLATERAL DESCRIPTION

          This Security Agreement covers the following property (the "COLLATERAL"):

          (a) All shares of stock, common or preferred, of Wrenchhead.com, Inc. now owned or hereafter acquired by Debtor.

          (b) All of Debtor's accounts receivable, rights to payment, accounts, notes, drafts, acceptances, instruments, documents of title, policies and certificates of insurance, insurance claims, general intangibles and chattel paper now existing or hereafter arising, herein called "Accounts". The terms "accounts receivable", "rights to payment", "accounts", "notes", "drafts", "acceptances", "instruments", "documents of title", "policies and certificates of insurance", "insurance claims", "general intangibles", and "chattel paper" shall include not only such thereof as arise out of the sale or other disposition at any time and from time to time of inventory, goods, or equipment, but also such thereof as arise out of or for furnishing services, or the furnishing of, or the furnishing of the use of or lease of; any goods.

          (c) All of the inventory of Debtor including without limitation all goods, merchandise and other personal property and all parts, accessories, additions or accessions thereto, now owned or hereafter acquired by Debtor, which are held for sale or lease or are to be furnished under contract of service, hereinafter called Inventory. The term "Inventory" as used herein means goods, merchandise, raw materials, work in process, materials used or consumed in Debtor's business, finished goods and other personal property and all parts, accessories, additions or accessions thereto, and products thereof and all documents of title evidencing any part thereof; now owned or hereafter acquired by Debtor, which are held for sale or lease or are to be furnished under contracts of service, and shall also include any of the foregoing items used by Debtor for demonstration, executive, or similar purposes to the end that no goods of the type which are "Inventory" under the foregoing definition shall be deemed to be excluded therefrom because they are for a long or short period not actually held or offered for sale, lease or otherwise.

          (d) All interest of Debtor now existing or hereafter arising in goods or merchandise as to which an account receivable for goods sold or delivered has arisen.

          (e) All present and future furniture, fixtures, goods and equipment, as those terms are defined in the Uniform Commercial Code, of every type now owned or hereafter acquired by Debtor, complete with accessories, attachments, accessions, repairs, replacements, parts and equipment now or hereafter owned, attached or appertaining thereto or commingled or used in connection therewith, or substituted therefor.

          (f) All of Debtor's rights under all insurance policies covering the Collateral and any and all proceeds, loss payments, and premium refunds payable regarding the same.

          (g) All causes of action claims, compensation, and recoveries for any damage to, or destruction of the Collateral, or any part thereof; whether direct or consequential, or for any damage or injury to the Collateral, or for any loss or diminution in value of the Collateral.

          (h) All proceeds from the sale or disposition of any of the aforesaid Collateral. "Proceeds" as herein used includes not only case proceeds but also all accounts, accounts receivables, notes, drafts, acceptances, chattel paper and other forms of obligations and receivables which at any time constitute all or part or are included in the

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proceeds of the Collateral.

          (i) All books and records now owned or hereafter acquired by Debtor pertaining to any of the above-described Collateral, including but not limited to any computer-readable memory and any computer hardware or software necessary to process such memory.